EXECUTION COPY



                  ASSIGNMENT AND ASSUMPTION AGREEMENT RELATING TO THE FIRST AMENDED AND RESTATED CONTRIBUTION AGREEMENT, dated as of November 3, 2003 (the "Receivables Contribution Assignment and Assumption Agreement") among Sears, Roebuck and Co., a New York corporation (the "Transferring Contributor"), SRFG, Inc., a Delaware corporation (the "Transferring Contributee"), Citi Cards South Dakota Acceptance Corp., a Delaware corporation (the "New Contributor") and Citi Omni-S Finance LLC, a Delaware limited liability company (the "New Contributee").

                                    RECITALS

                  WHEREAS, the Transferring Contributor and the Transferring Contributee are parties to the First Amended and Restated Contribution Agreement, dated as of July 31, 1994, as amended by Amendment No. 1 to the First Amended and Restated Contribution Agreement, dated as of July 20, 2001 and Amendment No. 2 to the First Amended and Restated Contribution Agreement, dated as of November 3, 2003 (as so amended, the "Receivables Contribution Agreement").

                  WHEREAS, the Transferring Contributor, the Transferring Contributee, certain of their affiliates and Citicorp, a Delaware corporation ("Citicorp") are parties to a Purchase, Sale and Servicing Transfer Agreement (the "Purchase Agreement"), dated as of July 15, 2003, as amended from time to time according to its terms.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Contributor, Citicorp and the New Contributor are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Contributor Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Contributor is selling, assigning, transferring and conveying certain assets of the Transferring Contributor to the New Contributor.

                  WHEREAS, in connection with the Purchase Agreement, the Transferring Contributee, Citicorp and the New Contributee are parties to a Bill of Sale and Assignment and Assumption Agreement (the "Contributee Bill of Sale"), dated as of the date first set forth above, whereby the Transferring Contributee is selling, assigning, transferring and conveying certain assets of the Transferring Contributee to the New Contributee.

                  WHEREAS, the Transferring Contributor intends to assign to the New Contributor all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Contribution Agreement.

                  WHEREAS, the Transferring Contributee intends to assign to the New Contributee all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof under the Receivables Contribution Agreement.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of


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which is hereby acknowledged, the parties hereto, intending to be legally bound, do covenant and agree as follows:

                  SECTION 1. Unless otherwise defined in this Receivables Contribution Assignment and Assumption Agreement, all defined terms used herein, including the Recitals hereto, shall have the meanings ascribed to such terms in the Receivables Contribution Agreement.

                  SECTION 2. (a) The Transferring Contributor does hereby assign all of its right, title and interest and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Contribution Agreement to the New Contributor; provided that to the extent that any duty or obligation of the Transferring Contributor under the Receivables Contribution Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Contributor, but remain with the Transferring Contributor.

                  (b) The New Contributor accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Contributor under the Receivables Contribution Agreement.

                  (c) The Transferring Contributee and the New Contributee hereby severally (i) acknowledge and consent to the assignment and delegation made above, (ii) acknowledge and agree that as of the date hereof, the New Contributor has been substituted for the Transferring Contributor under the Receivables Contribution Agreement and (iii) release the Transferring Contributor from all of its duties and obligations under the Receivables Contribution Agreement (excluding any Retained Liabilities and any duties or obligations that were incurred or accrued prior to the date hereof).

                  SECTION 3. (a) The Transferring Contributee does hereby assign all of its right, title and interest, and delegate all of its duties and obligations that are incurred or accrue on or after the date hereof, in, to and under the Receivables Contribution Agreement to the New Contributee; provided that to the extent that any duty or obligation of the Transferring Contributee under the Receivables Contribution Agreement is a Retained Liability (as defined in the Purchase Agreement), such duties or obligations are not hereby conveyed to the New Contributee, but remain with the Transferring Contributee.

                  (b) The New Contributee accepts all such assigned right, title and interest, assumes all such duties and obligations (excluding any Retained Liabilities) and agrees that it shall be substituted for the Transferring Contributee under the Receivables Contribution Agreement.

                  (c) The Transferring Contributor and the New Contributor hereby severally (i) acknowledge and consent to the assignment and delegation made above, (ii) acknowledge and agree that as of the date hereof, the New Contributee has been substituted for the Transferring Contributee under the Receivables Contribution Agreement and (iii) release the Transferring Contributee from all of its duties and obligations under the Receivables Contribution Agreement


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(excluding  any Retained  Liabilities  and any duties or  obligations  that were incurred or accrued prior to the date hereof).

                  SECTION 4. The New Contributor hereby confirms, affirms and ratifies the contribution, transfer, assignment and conveyance effected by the Receivables Contribution Agreement prior to the Amendment Date.

                  SECTION 5. Each of the Transferring Contributor and the Transferring Contributee agrees to do or take, or cause to be done or taken, all such things and actions as any of the parties hereto may reasonably request in order to effect more fully the transfers contemplated by this Receivables Contribution Assignment and Assumption Agreement.

                  SECTION 6. This Receivables Contribution Assignment and Assumption Agreement shall become effective upon receipt by the New Contributor and the New Contributee of the following, each of which shall be reasonably satisfactory to each party:

                  (a) notification in writing from each Rating Agency that the terms of this Receivables Contribution Assignment and Assumption Agreement shall not result in a Ratings Event (as defined in the Pooling and Servicing Agreement); and

                  (b) counterparts of this Receivables Contribution Assignment and Assumption Agreement duly executed by the parties hereto.

                  SECTION 7. This Receivables Contribution Assignment and Assumption Agreement may be executed in any number of counterparts, each of which, when so executed, shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

                  SECTION 8. This Receivables Contribution Assignment and Assumption Agreement shall be construed in accordance with the internal laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.


                            [Signature page follows]


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         IN WITNESS WHEREOF, the Transferring Contributor, the Transferring
Contributee, the New Contributor and the New Contributee have caused this Receivables Contribution Assignment and Assumption Agreement to be duly executed by their respective officers as of the date first set forth above.

                                  SEARS, ROEBUCK AND CO.,
                                  as Transferring Contributor

                                  By:      /s/ Larry R. Raymond
                                           --------------------
                                  Name:    Larry R. Raymond
                                  Title:   Vice President and Treasurer

                                  SRFG, INC.,
                                  as Transferring Contributee

                                  By:      /s/ George F. Slook
                                           -------------------
                                  Name:    George F. Slook
                                  Title:   President and Chief Executive Officer

                                  CITI CARDS SOUTH DAKOTA ACCEPTANCE CORP., as New Contributor

                                  By:      /s/ Douglas C. Morrison
                                           -----------------------
                                  Name:    Douglas C. Morrison
                                  Title:   President

                                  CITI OMNI-S FINANCE LLC,
                                  as New Contributee

                                  By:      /s/ Douglas C. Morrison
                                           -----------------------
                                  Name:    Douglas C. Morrison
                                  Title:   President




[Signature page to Receivables Contribution Assignment and Assumption Agreement]